                                                                 EXHIBIT   99.27

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION       CASE NUMBER: 01-10971 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001









In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





Nicholas J. Davison
--------------------------
Nicholas J. Davison
Senior Vice President






Randall L. Talcott
--------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION       CASE NUMBER: 01-10971 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                             CONTENTS

  Attachment 1            Summary of Bank and Investment Accounts
  Attachment 2            Schedule of Receipts and Disbursements
  Attachment 3            Bank and Investment Account Statements
  Attachment 4            Income Statement
  Attachment 5            Balance Sheet
  Attachment 6            Summary of Due To/Due From Intercompany Accounts
  Attachment 7            Accounts Receivable Aging
  Attachment 8            Accounts Payable Detail
  Attachment 9            Notes to November Monthly Operating Report


                                            Summary Of Bank And Investment Accounts                    Attachment 1.
                                            Great Hawaiian Properties Corporation
Summary                                              Case No: 01-10971 (EIK)                           UNAUDITED
Great Hawaiian Properties Corp        For Period Of 23 October -. 30. November, 2001

                                               Balances
                                     -------------------------------    Receipts &       Bank
                                          Opening           Closing     Disbursements    Statements         Account
Account                            As Of 10/23/01   As Of 11 /30/01     Included         Included        Reconciled
                                   --------------   ----------------
  AHC - Honolulu Disbursements                 0.00            0.00     No-              No- .           No
  Bank Bank One                                                         No Activity      No Activity     No Activity
  Account #. - 552-0110649303

  AHC -. Mainland Credit Cards                 0.00            0.00     No.-             No -.           No
  Bank One                                                              No Activity      No Activity     No Activity
  Account # -.552-0110521579

  AHC -. Mainland Disbursements                0.00            0.00     No-              No -.           No
  Bank One                                                              No Activity      No Activity     No Activity
  Account # - 552-0110673395

  AHC - Mainland Payroll                 298,740.83         7,346.00    Yes              No.- Not        Yes
  Bank One                                                                               Concentration
  Account # - 552-0110673387                                                             Account

  AHC - Master Cash                      388,052.48            0.00     Yes              Yes             Yes
  Bank One
  Account # - 552-0110673360

  AHC. - Honolulu Credit Cards                 0.00            0.00     No-              No -            No
  Bank One                                                              No Activity      No Activity     No Activity
  Account # - 552-0110572580

  Great Hawaiian Prop Corp                     0.00            0.00     No-              No -            No -
  Goldman Sachs & Co.                                                   No Activity      No Activity     No Activity
  Account #. - 020-33478-5

                                                   Receipts & Disbursements                 Attachment 2-1
                                           Great Hawaiian Properties Corporation
R&D -BankOne                                       Case No: 01-10971 (EIK)                  UNAUDITED
AHC Mainland Payroll                                     Bank One
                                                   AHC Mainland Payroll
                                                  Account # - 552-0110673387
                                                22 October 01 - 30 November 01
Opening Balance - 22 Oct 01
                              298,740.83
Receipts
                               60,000.00        From Great Hawaiian Properties Corporation -
                                                 Bank One - AHC Master Cash
                                                 Account (552-0110673360)
                                4,767.38        ADP ACH Reversal


                            ------------
                               64,767.38        Total Receipts


Disbursements
                             (150,000.00)       To Great Hawaiian Properties Corporation -
                                                 Bank One - AHC Master Cash
                                                 Account (552-0110673360)
                             (206,162.21)      Payroll
                            ------------
                             (356,162.21)      Total Disbursements



Closing Balance - 30 Nov 01
                                7, 346.00

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01

  currency USD
  Company=51 (AHC - OPERATIONS)

                                             PTD-Actual
                                             NOV-01
                                             --------------
Revenue
Gross Revenue                                      0.00
Allowances                                         0.00
                                                -------
  Net Revenue                                      0.00
Operating Expenses
  Air                                              0.00
  Hotel                                            0.00
  Commissions                                      0.00
  Onboard Expenses                                 0.00
  Passenger Expenses                               0.00
  Vessel Expenses                                  0.00
  Layup/Drydock Expense                            0.00
  Vessel Insurance                                 0.00
                                                -------

  Total Operating Expenses                         0.00
                                                -------

  Gross Profit                                     0.00
SG&A Expenses
  Sales & Marketing                                0.00
  Pre-Opening Costs                                0.00
                                                -------

  Total SG&A Expenses                              0.00
                                                -------

  EBITDA                                           0.00
  Depreciation                                     0.00
                                                -------

  Operating Income                                 0.00
  Other Expense/(Income)

  Interest Income                                  0.00
  Interest Expense                                 0.00
  Equity in Earnings for Sub                       0.00
                                                -------

  Total Other Expense/(Income)                     0.00
                                                -------

  Net Pretax Income/(Loss)                         0.00
                                                -------

  Income Tax Expense                               0.00
                                                -------

  Net Income/(Loss)                                0.00
                                                -------

                                                                    ATTACHMENT 5


                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01
currency USD
  Company=51 (AHC - OPERATIONS)


                                                      YTD-Actual                    YTD-Actual
                                                      NOV-01                        OCT-01
                                                      ---------------               ---------------
ASSETS
      Cash and Equivalent                                (14,777.52)                     665,214.37
      Restricted Cash                                          0.00                            0.00
      Marketable Securities                                    0.00                            0.00
      Accounts Receivable                                      0.00                            0.00
      Inventories                                         34,955.08   Note 1              36,560.78
      Prepaid Expenses                                         0.00                        1,609.00
      Other Current Assets                                     0.00                           0.00.
                                                      -------------                   -------------
             Total Current Assets                         20,177.56                      703,384.15

      Fixed Assets                                     1,992,727.87                    1,992,727.87
      Accumulated Depreciation                        (1,687,090.91)                  (1,687,090.91)

                                                      -------------                   -------------
             Net Fixed Assets                            305,636.96                      305,636.96
      Net Goodwill                                             0.00                            0.00
      Intercompany Due To/From                        21,003,098.98                   20,319,892.39
      Net Deferred Financing Fees                              0.00                            0.00
      Net Investment in Subsidiaries                           0.00                            0.00
      Other Non Current Assets                                 0.00                            0.00
             Total Other Assets                       21,003,098.98                   20,319,892.39
                                                      -------------                   -------------

             Total Assets                             21,328,913.50                   21,328,913.50
                                                      -------------                   -------------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

currency USD
  Company=51 (AHC - OPERATIONS)


                                                        YTD-Actual                      YTD-Actual
                                                        NOV-01                          OCT-01
                                                        ---------------                 ---------------
LIABILITIES
      Accounts Payable                                             0.00                            0.00
      Accrued Liabilities                                          0.00                            0.00
      Deposits                                                     0.00                            0.00
                                                        ---------------                 ---------------
             Total Current Liabilities                             0.00                            0.00
       Long  Term Debt                                             0.00                            0.00
       Other Long Term Liabilities                       (15,184,601.60)  Note 2         (15,184,601.60)
                                                        ---------------                 ---------------
             Total Liabilities                           (15,184,601.60)                 (15,184,601.60)
OTHER
       Liabilities Subject to Compromise                           0.00                            0.00

                                                        ---------------                 ---------------
             Total Other                                           0.00                            0.00
OWNER'S EQUITY
       Common Stock                                            9,440.25                        9,440.25
       Add'1 Paid In Capital                              83,336,732.73                   83,336,732.73
       Current Net Income (Loss)                           (516,397.64)                     (516,397.64)
       Retained Earnings                                (46,316,260.24)                  (46,316,260.24)
                                                        ---------------                 ---------------
             Total Owner's Equity                        36,513,515.10                    36,513,515.10
                                                        ---------------                 ---------------
             Total Liabilities & Other &                 21,328,913.50                    21,328,913.50
                                                        ---------------                 ---------------

                                                                    ATTACHMENT 6


                                                   Great Hawaiian Properties Corporation 01-10971
                                                       Summary List of Due To/Due From Accounts
                                               For the Period October 22, 2001 through November 30, 2001

                                                              BEGINNING                                               ENDING
  AFFILIATE NAME                                CASE NUMBER   BALANCE             DEBITS              CREDITS         BALANCE
  --------------                                -----------   -------             ------              -------         -------
  American Classic Voyages Co.                  01-10954      49,971,155.72       1,067,432.14        366,485.48   50,672,102.38
  AMCV Cruise Operations Inc.                   01-10967       5,998,923.31         124,800.03          2,233.49    6,121,489.85
  The Delta Queen Steamboat Co.                 01-10970        (751,438.57)              -                 -        (751,438.57)
  Great AQ Steamboat, L.L.C.                    01-10960          22,591.38               -                 -          22,591.38
  Great Pacific NW Cruise Line, L.L.C.          01-10977          66,513.26               -                            66,513.26
  Great River Cruise Line, L.L.C.               01-10963          41,555.00               -                            41,555.00
  Great Ocean Cruise Line, L.L.C.               01-10959          34,964.32                                            34,964.32
  Cape May Light, L.L.C.                        01-10961          (4,188.00)              -                            (4,188.00)
  Project America, Inc,                         N/A           (3,006,981.48)                                        3,006,981.48)
  Oceanic Ship Co.                              N/A             (347,522.77)          1,605.70                       (345,917.07)
  Ocean Development  Co.                        01-10972         780,707.24               -                 -         780,707.24
  Great Hawaiian Cruise Line, Inc.              01-10975      (3,667,617.75)              -                 -      (3,667,617.75)
  American Hawaiian Properties Corporation      01-10976          79,053.76          14,405.07        156,317.38      (62,858.55)
  Great Independence Ship Co.                   01-10969     (28,898,393.97)              -                 -     (28,898,393.97)
  Cat II, Inc.                                  01-10968             570.94               -                 -             570.94
                                                           ---------------------------------------------------------------------
                                                              20,319,892.39       1,208,242.94        525,036.35   21,003,098.98
                                                           =====================================================================

                     Great Hawaiian Properties Corporations





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001









                                  Attachment 7


                                 Not Applicable

                     Great Hawaiian Properties Corporations





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001









                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION      CASE NUMBER: 01-10971 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


                 The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company. "sr

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1.       Amount represents obsolete inventory that is held for auction.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.